                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 27, 2001 relating to the financial statements, which appears in High Speed Access Corp.'s 2000 Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.












/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP





Louisville, Kentucky



August 27, 2001